UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22435
Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: November 30, 2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

January 27, 2012

Dear Fellow Stockholders:

We are pleased to report another year of very strong performance, marking the second consecutive year of significant increases in net asset value. The primary driver of our results was the performance of our private investments, where a number of important events took place during the year. First, we sold our equity investment in International Resource Partners LP (“IRP”) for approximately $100 million, which is more than three times our initial investment. This has been our most successful investment since inception. Second, we saw a substantial recovery in the value of our investment in ProPetro Services, Inc., which completed a successful balance sheet restructuring and expanded its pressure pumping business. Finally, Direct Fuels Partners, L.P. completed a two-year restructuring of its business and resumed paying cash distributions during the year. Another important factor in our performance was the flexibility that resulted from our decision last year to withdraw the Company’s election to be treated as a business development company. Because of that decision, we were able to invest the proceeds from IRP in public MLP equities while we seek new private investment opportunities.

We were also very pleased to resume increasing our quarterly distributions to shareholders during the year. Over the course of the last twelve months, we have increased our quarterly distribution by 30% or nine cents per share (from 30 cents to 39 cents). This was made possible by the reinvestment of the proceeds from IRP and by increased cash distributions from our public and private investments.

The biggest trend in the energy sector is the accelerating development of unconventional reserves, which are more commonly referred to as “shale plays”. It became even more evident in 2011 that these unconventional reserves will be increasingly important to domestic energy supply. While this has had a negative impact on natural gas prices, it is expected to lead to a substantial increase in demand for midstream assets. Regardless of price, once the natural gas has been produced, it needs to be transported to market through midstream assets. In fact, a recent report by the Interstate Natural Gas Association of America estimates that $250 billion of new midstream infrastructure will be required over the next two decades. As a result, the visibility for growth projects is as good as it has ever been in the MLP and Midstream sectors that we target for investment. We are optimistic about the prospects for the Company in 2012 and plan to selectively make additional private investments that meet our risk adjusted return expectations.

MLP Market Overview

The performance of the public MLP sector affects us in several ways. First, it directly impacts the value of our public MLPs and MLP affiliates, which represented approximately 57% of our long-term investments as of November 30, 2011. Second, it indirectly impacts our private MLPs, which are generally valued at a discount to the value of comparable public MLPs. The health of the IPO market for MLPs and the merger and acquisitions (M&A) market are also important for the ultimate monetization of these private MLPs. Finally, we continue to believe that strong market conditions for public MLPs will lead to additional private MLP investment opportunities.

MLPs performed very well during the fiscal year, with a 9.5% total return for the Alerian MLP Index. We believe that MLP market performance was driven by strong distribution growth and increased demand for yield securities by individual investors. We think that MLPs are being increasingly viewed by market participants as a distinct asset class with very attractive total return characteristics. Fiscal 2011 marked the twelfth straight year MLPs outperformed the S&P 500 index. Over that 12-year period, MLPs have generated a total return of over 700% versus a total return of 12% for the S&P 500 index. With an average yield of 6.0% for the group as of January 26, 2012 and distribution growth prospects of 6% to 7% for 2012, we continue to view MLPs as a very compelling investment opportunity.

MLP distribution growth accelerated during the year, as MLPs benefited from acquisitions and development projects and management teams became increasingly comfortable with the current operating environment. Distributions grew 6.3% during 2011 compared to 4.6% in 2010 and 2.8% in 2009. We believe that prospects

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

for distribution growth in 2012 look as strong or better than 2011, as the need for new midstream assets to transport, process and store unconventional reserves is leading to substantial new growth projects. This point is well illustrated by recent increases in distribution guidance provided by certain MLPs; Kinder Morgan Energy Partners, ONEOK Partners, Plains All American Pipeline and Targa Resources Partners have all recently increased their targeted distribution growth rates for 2012. We believe this is a reflection of a strong operating environment and an attractive backlog of growth projects for these partnerships.

Capital expenditures by MLPs, including both acquisitions and new growth projects, continued at robust levels in 2011. We estimate that MLPs completed $31 billion in acquisitions and spent $16 billion on new projects during the year. There were two notable transactions that are not included in the totals above: Kinder Morgan, Inc.’s acquisition of El Paso Corporation ($38 billion transaction) and Energy Transfer Equity’s acquisition of Southern Union Company ($9 billion transaction). In both transactions, the general partner of an MLP is acquiring a corporation with substantial midstream assets. The expectation is that the general partner will subsequently “drop down” such midstream assets to their affiliated MLP. We think these transactions are noteworthy for a few reasons. First, they highlight the strategic value of the MLP structure and the valuation differential between MLPs and C-corporations. They also highlight the benefits of strong corporate sponsorship, as well as the options available to the general partners to enhance the growth prospects of their affiliated MLPs. Lastly, both transactions enabled the acquirers to substantially increase their exposure to unconventional resources.

Access to capital markets is critical in order to finance these growth projects and capital markets activity for MLPs reached a new high in calendar 2011, surpassing activity levels in 2010 despite the volatility in the stock market. MLPs raised $13 billion in follow-on equity offerings and $21 billion in debt during calendar 2011. Much of the equity was used to finance acquisitions and growth projects, while MLPs took advantage of historically low interest rates to refinance their debt.

Calendar 2011 was also a very active year for initial public offerings (IPOs) in the MLP space, with 14 IPOs totaling $5.3 billion. There was great variability in the quality of the IPOs and, as a result, we opted not to participate in several of these deals. Not surprisingly, the aftermarket performance of these deals was mixed. There were nine deals which were up for the year — with an average return of over 20% — but five deals had negative returns for the year. We expect the IPO market to remain active and we plan to continue to be selective in our participation.

Energy Market Overview

As we mentioned last year, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. This trend has continued in 2011 and the development of unconventional reserves could be one of the biggest stories as it relates to the long-term impact on the domestic economy. Examples of unconventional reserves include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale, Bakken Shale, as well as developing plays such as the Utica Shale, Niobrara Shale and Tuscaloosa Marine Shale.

The rapid development of unconventional reserves has fundamentally changed the domestic energy industry. Natural gas production, which declined from 2000 to 2005, has increased by 24% since 2006. In 2011, natural gas production is expected to increase by 6.5% compared to 2010 levels, which is the largest annual increase since the mid-1980s. Domestic crude oil production grew in each of the last three years; 2009 was the first year-over-year increase in production since the early 1990s. Crude oil production has increased by 14% since 2008 and is projected to grow by 10% to 15% over the next five to ten years.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies spent approximately $50 billion in 2011 (after spending over $60 billion in 2010) to acquire unconventional reserves, either directly or through joint ventures. After shunning domestic opportunities in favor of international projects for many years, major oil companies are

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

now devoting significant capital and resources to domestic unconventional resources. We believe their technical expertise, capital discipline and financial resources will ensure these resources are developed in a prudent fashion.

This trend is very important for the MLPs and Midstream companies, as development of these new reserves will require substantial amounts of new midstream infrastructure. We agree with industry estimates that $250 billion will need to be spent building midstream assets over the next two decades to facilitate the development of unconventional reserves. We believe this will provide attractive investment opportunities for the Midstream sector and help drive future distribution growth for these companies.

Turning to commodity prices, the price of crude oil was up during the year as a result of demand growth, a weaker U.S. dollar and reduced production from Libya. Prices peaked in the spring on concerns of social unrest in the Middle East / North Africa and declined significantly during the summer on concerns about the U.S. economy and European debt crisis. We expect crude oil prices to trade in a range of $90 to $100/barrel over the next few years as growing demand from developing countries will offset continued weakness in the European and North American markets.

Natural gas prices declined steadily during 2011, as production growth was much higher than demand growth. Current prices are well below $3/mcf and we believe that the market will be oversupplied for years to come. While lower gas prices are a negative for conventional dry gas wells, many of the gas wells being drilled currently are focused on areas with “wet gas”. Wet gas is natural gas that has a high natural gas liquids, or NGL, content. Because NGL prices are more closely correlated with crude oil prices, these wet gas wells are economic even at very low natural gas prices due to the high price of the associated NGLs.

The focus on wet gas, as well as the price differential between natural gas and NGLs, has created significant opportunities for MLPs and Midstream companies to build additional natural gas processing and NGL fractionation assets. In addition, as a result of the expectation of continued growth in natural gas supply, certain energy companies are actively looking to develop LNG export facilities in the U.S. with the plan of selling natural gas to international markets where prices are much higher.

2011 Performance

We are very pleased with our strong performance in fiscal 2011. The most visible measure of this performance is the Company’s stock price, which rose 11.0% during the year compared to 3.2% for the Alerian MLP Index and 5.6% for the S&P 500 Index. Because we pay quarterly distributions, we believe a better measure of our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was an impressive 20.3% for fiscal 2011, well in excess of the 9.5% total return of the Alerian MLP Index. Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 19.3% for fiscal 2011.

The most significant change in our portfolio during the year occurred in April when we sold our equity investment in IRP to James River Coal Company for approximately $100 million in cash net to the Company. IRP had grown to be our largest private MLP and the sales price we received was more than three times our initial $30 million investment made in June 2007. This was our second successful monetization of a private MLP and validates our investment strategy of targeting growth oriented partnerships in the early stages of development. The proceeds from the IRP sale were invested primarily in public MLPs as a means of generating attractive returns while we seek new private investment opportunities. As a consequence, our portfolio allocation of public MLPs grew to 57% as of November 30, 2011, compared to 31% at the beginning of our fiscal year. The other main components of our portfolio at year end were traded debt securities (16%) and private investments, including private MLPs (26%).

Each segment of our portfolio performed well during the year. Our portfolio of public MLPs had a total return of 9.3% compared to the 9.5% total return for the Alerian MLP index. Our portfolio of traded bank debt and high yield debt had a total return of 12.1% compared a total return of 7.5% for the Merrill Lynch Energy High Yield

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

Index. By the far the greatest contributor to our 2011 results was the performance of our private investments, which generated a total return of 64% for the year.

As of November 30, 2011, our private investments consisted of holdings in Direct Fuels Partners, L.P. (“Direct Fuels”), VantaCore Partners LP (“VantaCore”) and ProPetro Services, Inc. (“ProPetro”), as well as a new investment in Plains All American GP LLC (“PAA GP”). The value of our investments in Direct Fuels and ProPetro rose significantly over the course of the year, as both companies completed multi-year balance sheet restructurings and saw their respective businesses rebound very strongly. The experience of both companies exemplifies the need to take a longer term view of prospects for mid-sized private companies recovering from downturns in their business sectors. ProPetro was an exceptional performer, increasing more than 500% (from $5 million to $29 million) during the year, while the common units of Direct Fuels increased by 56%. Our investment in PAA GP also performed very well with a total return of 23% since investment, while the common units of VantaCore declined by 39% as demand for construction aggregates has declined further.

Our largest private investment is in Direct Fuels, a leading specialty refiner and fuel terminal operator in the Dallas-Fort Worth area. During the year, Direct Fuels concluded a multi-year effort to sell non-strategic assets, cut costs and focus on its core business of transmix refining and fuel terminalling. As part of this effort, the partnership sold its biodiesel refining business and used the proceeds to reduce leverage. As the year progressed, Direct Fuels succeeded in growing its transmix volumes and saw earnings improve dramatically due to volume growth and the favorable refining spreads embedded in some of its key supply contracts. Later in the fiscal year, the partnership was able to restructure key contracts to extend their term and ensure a more predictable cash flow profile for the business. The dramatic improvement in performance allowed Direct Fuels to resume paying full quarterly cash distributions in May 2011 on our preferred and common equity investments, while continuing to reduce leverage. The partnership is currently considering amendments to its credit facility that would allow for more financial flexibility commensurate with its new contract profile and may redeem some preferred equity over the next year. We are pleased with management’s transformation of the business and are optimistic that Direct Fuels will show sustained, stable financial results going forward.

ProPetro is an oilfield service company that provides a number of different services including pressure pumping, flowback and well services. The company completed a debt restructuring in early 2011 that reduced its leverage and provided much needed operating flexibility. As part of the restructuring, we exchanged our second lien debt investment for a combination of first lien debt and equity. Since that time, the company has enjoyed very strong demand for its pressure pumping and flowback services associated with oil drilling in the Permian Basin of West Texas. The improvement in financial results has been dramatic, with record results in 2011. In fact, the company’s EBITDA in 2011 was roughly four times higher than 2010 results. ProPetro has added new equipment to support growing demand and expects results over the next twelve months to increase significantly from 2011 levels. With the improved operating results, the company is considering further balance sheet restructuring that would include refinancing existing debt and is considering strategic alternatives as well.

VantaCore is an aggregate mining and asphalt company operating in Tennessee and Southern Louisiana. Demand for VantaCore’s products is closely tied to the level of construction activity in the commercial, residential and infrastructure sectors. As a result, VantaCore’s business was directly impacted by the decrease in construction during the recession, although this was buffered in its Tennessee market by large multi-year projects already underway. VantaCore’s results again fell short of expectations in 2011, as the construction market continued to languish and its large legacy projects were completed. The partnership continued to make strides in improving operations, reducing costs and breaking into new markets during the year, and we believe that the business has stabilized. It is very difficult, however, to predict the timing of the recovery in demand for construction aggregates. VantaCore’s ability to pay cash distributions to us is constrained by limitations in its Senior Credit facility. During fiscal 2011, approximately 25% of the distributions we received from VantaCore were paid in cash, with the balance “paid-in-kind” in the form of preferred equity. We expect to continue to receive a significant portion of our VantaCore distribution in the form of paid-in-kind equity until the fundamentals in the construction aggregates market improve.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

The Company’s debt investments generated total returns of 12.1% in fiscal 2011. These returns were substantially better than a total return of 3.7% for the Merrill Lynch High Yield index and a total return of 7.5% for the Merrill Lynch Energy High Yield index. Our portfolio outperformed these high yield market indices because of our debt investments in E&P companies and midstream companies that had exposure to shale plays. Much of our performance was attributable to the first six months of our fiscal year, as bond prices rallied strongly and the Merrill Lynch High Yield index traded below a 7% yield. Based on concerns about valuation levels, we reduced our allocation to debt investments during the last six months of the year.

2012 Outlook

The outlook for the MLP sector in 2012 remains strong as development of the unconventional resources has created tremendous growth opportunities. We believe this will translate into increased distribution growth rates for MLPs during fiscal 2012. Further, we believe the sector has good visibility for distribution growth for many years as a result of the long-term investments required by the shale plays. That outlook, coupled with historically low interest rates and a dearth of attractive yield alternatives for investors, reinforces our belief that MLPs remain attractively valued. We expect that distribution growth in the 6% to 7% range in 2012 will lead to low double-digit total returns in the MLP sector. As a result, we find it very attractive to allocate much of our portfolio in public MLPs while we continue to seek new private investments.

We will focus on sourcing new private investments during 2012 and continue to target an allocation of 50% to 70% of our portfolio in private investments. We intend to be very patient and selective in making these investments and will utilize the flexibility to invest in public MLPs and debt securities until we find private investment opportunities that meet our investment criteria. We see many more competing sources of capital targeting investments in private midstream companies than when we commenced operations. In our view, some of these investors are accepting returns that do not adequately compensate them for the risk of their investments, especially when compared to the expected returns in the public MLP sector. While we prefer to structure our private investments as private MLPs, we will consider investing in other structures. Whatever the structure, we will only invest in private companies if those investments support paying our cash distribution and earn a return that is commensurate with the risk of such investment.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in public MLPs, private companies and energy company debt. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

					Percent of Total
					Investments* as of
		Public/	Equity/		November 30,
Holding		Private	Debt	Sector	2011	2010

1.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	13.3%	10.4%

2.	ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	8.9	1.6

3.	VantaCore Partners LP	Private	Equity	Aggregates	5.7	8.2

4.	Enterprise Products Partners L.P.	Public	Equity	Midstream	5.2	2.3

5.	ONEOK Partners, L.P.	Public	Equity	Midstream	4.7	2.2

6.	Energy Transfer Partners, L.P.	Public	Equity	Midstream	3.7	2.0

7.	Buckeye Partners, L.P.	Public	Equity	Midstream	3.7	—

8.	Penn Virginia Resource Partners, L.P.	Public	Equity/Debt	Midstream	3.6	—

9.	Regency Energy Partners LP	Public	Equity	Midstream	3.5	—

10.	Crestwood Midstream Partners LP	Public	Equity/Debt	Midstream	3.3	0.7

* Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.

Results of Operations — For the Three Months Ended November 30, 2011

Investment Income.  Investment income totaled $3.3 million and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $4.8 million of cash dividends and distributions, of which $2.9 million was treated as a return of capital during the period. During the quarter, we received $1.4 million of interest income, of which $0.4 million was paid-in-kind interest from ProPetro Services, Inc. (“ProPetro”). We also received $0.6 million of paid-in-kind dividends, of which $0.4 million was from VantaCore Partners LP (“VantaCore”). These paid-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $2.2 million, including $1.4 million of investment management fees, $0.5 million of interest expense and $0.3 million of other operating expenses. Interest expense included $0.1 million of amortization of debt issuance costs. Investment management fees were equal to an annual rate of 1.75% of average total assets.

Net Investment Income.  Our net investment income totaled $0.6 million and included a current income tax expense of $0.3 million and a deferred income tax expense of $0.2 million.

Net Realized Losses.  We had net realized losses from investments of $1.3 million, after taking into account a current income tax benefit of $0.3 million and a deferred income tax expense of $1.2 million.

Net Change in Unrealized Gains.  We had a net change in unrealized gains of $15.0 million. The net change consisted of $22.9 million of unrealized gains from investments and a deferred income tax expense of $7.9 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $14.3 million. This increase was composed of net investment income of $0.6 million; net realized losses of $1.3 million; and net unrealized gains of $15.0 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2011

Investment Income.  Investment income totaled $13.1 million and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $15.9 million of cash dividends and distributions, of which $8.2 million was treated as a return of capital during the year. During the third quarter of 2011, we received 2010 tax reporting information that was used to decrease our prior year return of capital estimate by a total of $1.1 million. During the year, we received $5.4 million of interest income, of which $1.4 million was paid-in-kind interest from ProPetro. We also received $4.1 million of paid-in-kind dividends, of which $2.2 million was from VantaCore and $1.4 million was from Direct Fuels Partners, L.P. (“Direct Fuels”). These paid-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $9.0 million, including $5.4 million of investment management fees, $1.9 million of interest expense and $1.7 million of other operating expenses. Interest expense

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

included $0.4 million of amortization of debt issuance costs. Investment management fees were equal to an annual rate of 1.75% of average total assets.

Net Investment Income.  Our net investment income totaled $2.6 million and included a current income tax expense of $1.0 million and a deferred income tax expense of $0.5 million.

Net Realized Gains.  We had net realized gains from investments of $49.4 million, after taking into account a current income tax expense of $20.1 million and a deferred income tax expense of $8.8 million.

Net Change in Unrealized Losses.  We had a net change in unrealized losses of $12.3 million. The net change consisted of $19.5 million of unrealized losses from investments and a deferred income tax benefit of $7.2 million. Approximately $59.6 million of these unrealized losses were a result of the reversal of the unrealized gain attributable to International Resource Partners LP (“IRP”) that was realized upon the sale of our investment during the second quarter of fiscal 2011.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $39.7 million. This increase was composed of net investment income of $2.6 million; net realized gains of $49.4 million; and net unrealized losses of $12.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

	Three Months	Fiscal Year
	Ended	Ended
	November 30,	November 30,
	2011	2011

Distributions and Other Income from Investments
Dividends and Distributions	$4.8	$15.9
Paid-In-Kind Dividends and Distributions	0.6	4.1
Interest Income	1.0	4.0
Paid-In-Kind Interest and Other Income(1)(2)	0.4	1.5

Total Distributions and Other Income from Investments	6.8	25.5
Expenses
Investment Management Fee	(1.4)	(5.4)
Other Expenses	(0.3)	(1.7)

Total Management Fee and Other Expenses	(1.7)	(7.1)
Interest Expense	(0.4)	(1.5)

Net Distributable Income (NDI)	$4.7	$16.9

Weighted Average Shares Outstanding	10.3	10.3
NDI per Weighted Average Share Outstanding	$0.46	$1.64

Distributions paid per Common Share(3)	$0.39	$1.46

(1)	Includes paid-in-kind interest from our senior secured term loan in ProPetro. During the first quarter of fiscal 2012, we expect certain terms of our senior secured term loan to be modified in conjunction with an amendment of ProPetro’s senior secured debt. We expect the interest rate to be reduced to 13.0% (from 15.0%) and the maturity date to be extended to June 30, 2013 (from February 15, 2012).

(2)	Includes $0.03 million and $0.11 million of commitment fees from PIPE investments, which are recorded as reductions to the cost of the investments.

(3)	The distribution of $0.39 per share for the fourth quarter of fiscal 2011 will be paid to common stockholders on February 3, 2012. Distributions for fiscal 2011 include the distributions paid in April 2011, July 2011, October 2011 and the distribution to be paid in February 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On January 18, 2012, we declared our quarterly distribution of $0.39 per common share for the fiscal fourth quarter for a total of $4.0 million. The distribution will be paid on February 3, 2012 to common stockholders of record on January 30, 2012.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

On November 14, 2011, we amended our senior secured revolving credit facility (the “Credit Facility”) to increase the total commitment amount from $70.0 million to $85.0 million and extended the maturity date by one year to March 30, 2014. The syndicate of lenders remains the same, with each lender increasing its commitment proportionally. All other terms of the Credit Facility remain substantially the same. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $8.5 million limit of borrowing base contribution from any single issuer.

As of November 30, 2011, we had $77.0 million of borrowings under our Credit Facility (at an interest rate of 2.26%), which represented 59.9% of our borrowing base of $128.5 million (66.8% of our borrowing base of $115.2 million attributable to quoted securities). At November 30, 2011, our asset coverage ratio under the Investment Company Act of 1940, as amended (“the 1940 Act”), was 409%.

As of January 19, 2012, we had $79.0 million borrowed under our Credit Facility (at an interest rate of 2.29%), and we had $1.8 million of cash. Our borrowings represented 57.5% of our borrowing base of $137.4 million (65.1% of our borrowing base of $121.3 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $85.0 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2011
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 134.4%
Equity Investments(1) — 112.2%
United States — 112.2%
Public MLP, MLP Affiliate and Other Equity — 77.1%
Alliance Holdings GP, L.P.	66	$3,365
Boardwalk Pipeline Partners, LP	26	675
Buckeye Partners, L.P.	101	6,441
Buckeye Partners, L.P. — Class B Units(2)(3)	94	5,406
Capital Product Partners L.P.	352	2,183
Chesapeake Granite Wash Trust(4)	12	245
Crestwood Midstream Partners LP	79	2,355
Crosstex Energy, L.P.	26	400
DCP Midstream Partners, LP	211	9,043
El Paso Pipeline Partners, L.P.	180	5,892
Enbridge Energy Partners, L.P.	275	8,518
Energy Transfer Equity, L.P.	265	9,339
Energy Transfer Partners, L.P.	275	12,036
Enterprise Products Partners L.P.	368	16,747
Exterran Partners, L.P.	213	4,635
Global Partners LP	205	4,235
Inergy, L.P.	202	4,875
Kinder Morgan Management, LLC(2)	93	6,573
MarkWest Energy Partners, L.P.	55	2,950
Oiltanking Partners, L.P.	59	1,699
ONEOK Partners, L.P.	299	15,130
Penn Virginia Resource Partners, L.P.	360	8,769
Plains All American Pipeline, L.P.(5)	103	6,665
Regency Energy Partners LP	485	11,151
SandRidge Permian Trust	166	3,171
Targa Resources Corp.	29	1,016
Targa Resources Partners LP	101	3,785
TC PipeLines, LP	79	3,782
Teekay LNG Partners L.P.	62	1,983
Teekay Offshore Partners L.P.	28	781
Teekay Offshore Partners L.P. — Unregistered(3)	105	2,714
Tesoro Logistics LP	189	5,158
TransMontaigne Partners L.P.	38	1,152
VOC Energy Trust	75	1,562
Western Gas Partners, LP	38	1,447
Williams Partners L.P.	130	7,559

		183,437

Private MLP and Other Private Equity(3)(5) — 35.1%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	33,125
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)	144	2,909
Direct Fuels Partners, L.P. — Class D Preferred Units(7)	324	6,538
Plains All American GP LLC	3	5,908
ProPetro Services, Inc.(8)	150,097	16,743
VantaCore Partners LP(2)	1,465	13,914
VantaCore Partners LP — Class A Preferred Units(2)(9)	140	2,164

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2011
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Private MLP and Other Private Equity(3)(5) (continued)
VantaCore Partners LP — Class B Preferred Units(2)(10)	133	$2,335

		83,636

Total Equity Investments (Cost $231,566)		267,073

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 22.2%
United States— 21.3%
Midstream — 6.3%
Crestwood Holdings Partners, LLC	(11)	10/1/16	$6,672	6,772
Crestwood Midstream Partners LP	7.750%	4/1/19	8,335	8,210

				14,982

Upstream — 5.9%
Carrizo Oil & Gas, Inc.	8.625	10/15/18	3,000	2,992
CrownRock LP	10.000	8/15/16	3,250	3,283
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	1,000	995
Laredo Petroleum, Inc.	9.500	2/15/19	6,500	6,768

				14,038

Other Energy — 9.1%
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	2,000	1,930
Foresight Energy LLC	9.625	8/15/17	5,000	5,000
Penn Virginia Resource Partners, L.P.	8.250	4/15/18	2,925	2,896
ProPetro Services, Inc.(3)(4)	(12)	2/15/12	11,923	11,923

				21,749

Total United States (Cost $75,744)				50,769

Canada — 0.9%
Upstream — 0.9%
Southern Pacific Resources Corp. (Cost $2,035)	(13)	1/7/16	1,990	2,000

Total Debt Investments (Cost $77,779)				52,769

Total Long-Term Investments — 134.4% (Cost $309,345)				319,842

Senior Secured Credit Facility Borrowings				(77,000)
Other Liabilities in Excess of Other Assets				(4,812)

Net Assets				$238,030

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	Fair valued and restricted security. See Notes 2, 3 and 9 in Notes to Financial Statements.

(4)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(5)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”) and that it is an affiliate of Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”) and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2011
(amounts in 000’s)

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(7)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit. See Note 9 — Restricted Securities.

(8)	Security is non-income producing.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference. See Note 9 — Restricted Securities.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2011).

(12)	Floating rate first lien term loan. Effective January 28, 2011, security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of LIBOR + 1,000 basis points, with a 5% LIBOR floor (15.00% as of November 30, 2011). See Note 2 — Investment Income.

(13)	Floating rate second lien secured term loan. Security pays interest at a base rate of 3.25% + 750 basis points (10.75% as of November 30, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $197,053)	$217,618
Affiliated (Cost — $112,292)	102,224

Total investments (Cost — $309,345)	319,842
Cash	1,517
Income tax receivable	332
Receivable for securities sold	1,199
Interest, dividends and distributions receivable	1,014
Other receivable	5,030
Debt issuance costs, prepaid expenses and other assets	1,301

Total Assets	330,235

LIABILITIES
Senior secured revolving credit facility	77,000
Deferred income tax liability	12,642
Payable for securities purchased	418
Investment management fee payable	1,386
Accrued directors’ fees and expenses	73
Accrued expenses and other liabilities	686

Total Liabilities	92,205

NET ASSETS	$238,030

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,342,730 shares issued and outstanding)	$10
Paid-in capital	199,445
Accumulated net investment loss, net of income taxes, less dividends	(21,369)
Accumulated net realized gains on investments, net of income taxes	53,686
Net unrealized gains on investments, net of income taxes	6,258

NET ASSETS	$238,030

NET ASSET VALUE PER SHARE	$23.01

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$9,129
Affiliated investments	6,802

Total dividends and distributions	15,931
Return of capital	(8,252)

Net dividends and distributions	7,679
Interest and other income — non-affiliated investments	3,971
Interest — affiliated investments	1,423

Total investment income	13,073

Expenses
Investment management fees	5,427
Professional fees	509
Directors’ fees and expenses	288
Administration fees	173
Insurance	133
Custodian fees	53
Other expenses	552

Total expenses — before interest expense	7,135
Interest expense	1,874

Total expenses	9,009

Net Investment Income — Before Income Taxes	4,064
Current income tax expense	(1,044)
Deferred income tax expense	(456)

Net Investment Income	2,564

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	4,388
Investments — affiliated	73,898
Current income tax expense	(20,120)
Deferred income tax expense	(8,777)

Net Realized Gains	49,389

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	39,985
Investments — affiliated	(59,456)
Deferred income tax benefit	7,187

Net Change in Unrealized Losses	(12,284)

Net Realized and Unrealized Gains	37,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,669

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010

OPERATIONS
Net investment income (loss)	$2,564	$(1,803)
Net realized gains	49,389	7,569
Net change in unrealized gains (losses)	(12,284)	47,448

Net Increase in Net Assets Resulting from Operations	39,669	53,214

DIVIDENDS AND DISTRIBUTIONS(1)
Dividends	(14,107)	(5,154)
Distributions — return of capital	—	(7,090)

Dividends and Distributions	(14,107)	(12,244)

CAPITAL STOCK TRANSACTIONS
Issuance of 76,070 and 102,682 shares of common stock from reinvestment of dividends	1,427	1,532

Total Increase in Net Assets	26,989	42,502

NET ASSETS
Beginning of year	211,041	168,539

End of year	$238,030	$211,041

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2011 and 2010 as either dividends (qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$39,669
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of long-term investments	(205,837)
Proceeds from sale of long-term investments	212,864
Proceeds from sale of short-term investments, net	2,075
Net realized gains on investments	(78,286)
Return of capital distributions	8,252
Net unrealized losses on investments	19,471
Amortization of bond premium, net	4
Increase in income tax receivable	(332)
Increase in receivable for securities sold	(1,199)
Decrease in interest, dividends and distributions receivable	183
Increase in other receivable	(5,030)
Amortization of deferred debt issuance costs	371
Increase in prepaid expenses and other assets	(95)
Increase in deferred income tax liability	2,045
Increase in payable for securities purchased	418
Increase in investment management fee payable	236
Decrease in accrued expenses and other liabilities	(77)

Net Cash Used in Operating Activities	(5,268)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	20,000
Costs associated with issuance of senior secured revolving credit facility	(535)
Cash distributions paid to stockholders	(12,680)

Net Cash Provided by Financing Activities	6,785

NET CHANGE IN CASH	1,517
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$1,517

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,427 for the fiscal year ended November 30, 2011.

During the fiscal year ended November 30, 2011, there were $19,800 of federal income taxes paid and $1,697 of state income taxes paid. Interest paid was $1,533.

During the fiscal year ended November 30, 2011, the Company received $4,100 of paid-in-kind dividends and distributions and $1,423 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

						For the Period
	For the Year Ended					September 21, 2006
	November 30,					through
	2011	2010	2009	2008	2007	November 30, 2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32

Net investment income (loss)	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(5)
Net assets, end of period	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349

Ratio of expenses to average net assets:
Management fees	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	10.0	16.3	6.9	— (6)	0.8	—

Total expenses(7)	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented in each period is a characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(7)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company (“BDC”) under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets each quarter to consider valuations presented by KAFA, if any, which were made in accordance with valuation procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. For the fiscal year ended November 30, 2011, the independent valuation firm performed limited procedures on investments in six portfolio companies, comprising approximately 32.4% of the total investments as of November 30, 2011. The independent valuation firm also performed certain limited procedures on the Company’s $5,030 receivable (as of November 30, 2011) associated with the sale of its investment in International Resource Partners LP (“IRP”). Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, where appropriate, privately-issued equity and debt investments are valued using comparisons of financial ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. Due to the inherent uncertainty of determining the fair value of

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,030). On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

At November 30, 2011, the Company held 45.7% of its net assets applicable to common stockholders (32.9% of total assets) in securities and an other receivable that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities ($103,679) and the other receivable ($5,030) at November 30, 2011 was $108,709. See Note 9 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed, from time to time, to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2011, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.  The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Company estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions from the Company’s private and public investments, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

Fiscal Year Ended
November 30, 2011

Distributions from private MLPs	$6,401
Distributions from public MLPs and dividends from other public equity investments	9,530

Total dividends and distributions from investments	$15,931

Distributions from private MLPs — % return of capital	(7)%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	91%
Total dividends and distributions — % return of capital	52%

Return of capital — attributable to net realized gains (losses)	$1,098
Return of capital — attributable to net change in unrealized gains (losses)	7,154

Total return of capital	$8,252

During fiscal 2011, the Company received 2010 tax reporting information that was used to decrease its prior year return of capital estimate by a total of $1,154. During the second quarter of fiscal 2011, the Company received information from IRP (a private MLP) that reduced the return of capital estimate by $1,425, which resulted in the return of capital percentage for the private MLPs to be negative 7% for the fiscal year. In the third quarter of fiscal 2011, the Company increased the return of capital estimate by $271 based on tax reporting information from public MLPs and other public equity investments.

For the fiscal year ended November 30, 2011, the Company estimated the return of capital portion of distributions received to be $9,406 (59%). This amount was reduced by the total adjustment of $1,154 attributable to the 2010 tax reporting information. As a result, the return of capital percentage for the fiscal year ended November 30, 2011 was 52%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company accrued paid-in-kind interest on its first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructuring that was completed on January 28, 2011 and substantially improved operating results, the Company now expects to be repaid the full face value plus accrued interest when the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

notes mature. During the fiscal year ended November 30, 2011, the Company recognized $1,423 of paid-in-kind interest, which increased the outstanding principal of the Company’s investment in the ProPetro debt investment.

The Company receives or has received paid-in-kind dividends in the form of additional units from its investments in Direct Fuels Partners, L.P., VantaCore Partners LP, Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During the fiscal year ended November 30, 2011, the Company received the following paid-in-kind dividends.

Fiscal Year Ended
November 30, 2011

Direct Fuels Partners, L.P.	$1,395
VantaCore Partners LP	2,164
Enbridge Energy Management, L.L.C.	67
Kinder Morgan Management, LLC	287
Buckeye Partners, L.P. (Class B Units)	187

Total stock dividends	$4,100

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Income Taxes  — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

November 30, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2008 to the present remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2011, and the Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$267,073	$175,317	$—	$91,756
Debt investments	52,769	—	40,846	11,923
Other receivable(1)	5,030	—	—	5,030

Total assets at fair value	$324,872	$175,317	$40,846	$108,709

(1)	On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,030). On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

The Company did not have any liabilities that were measured at fair value on a recurring basis at November 30, 2011. For the fiscal year ended November 30, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating ASU No. 2011-04 and does not believe that it will have a material impact on the Company’s financial statements and disclosures.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2011.

		Other
	Total	Receivable	Debt	Equity

Balance — November 30, 2010	$143,811	$—	$4,500	$139,311
Sale(1)	(102,035)	—	—	(102,035)
Realized gains (losses)	73,898	—	—	73,898
Unrealized gains (losses), net(2)	(30,193)	—	7,423	(37,616)
Purchases	19,452	—	—	19,452
Issuances	3,746	—	—	3,746
Transfer out	(5,000)	—	—	(5,000)
Settlements(3)	5,030	5,030	—	—

Balance — November 30, 2011	$108,709	$5,030	$11,923	$91,756

(1)	Relates to the sale of the Company’s investment in IRP.

(2)	Of the $30,193 of net unrealized losses presented above, $59,614 of the unrealized loss results from the reversal of the unrealized gain attributable to IRP that was realized upon the sale of the Company’s investment during the fiscal second quarter 2011. The remaining unrealized gains of $29,421 relate to investments that are still

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

held at November 30, 2011, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

(3)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

The purchases of $19,452 for the fiscal year ended November 30, 2011 relate to the Company’s purchase of Class B Preferred Units of VantaCore, the investment in Plains All American GP LLC and private investments in public equity (“PIPE investment”) in Regency Energy Partners LP (Common Units), Teekay Offshore Partners L.P. (Common Units) and the Class B Units of Buckeye Partners, L.P. The issuances of $3,746 for the fiscal year ended November 30, 2011 relate to the Class D Preferred Units of Direct Fuels, the Class A Preferred Units of VantaCore and the Class B Units of Buckeye Partners, L.P. The Company’s investment in the common units of Regency Energy Partners LP, which is noted as a transfer out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2011.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any. During the fiscal year ended November 30, 2011, primarily as a result of the sale of its investment in IRP, the Company incurred a current income tax liability. In August and November 2011, the Company paid federal income taxes totaling $19,800 and state income taxes totaling $1,697. At November 30, 2011, the Company had an income tax receivable of $332. The receivable is the result of the Company’s estimated income tax payments being greater than its tax liability at November 30, 2011. The Company intends to file for refunds with the respective jurisdictions and expects to receive the amount of the receivable in the first or second fiscal quarter of 2012. Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of
November 30, 2011

Income tax receivable	$332

Deferred tax asset:
Organizational costs	$15
Deferred tax liabilities:
Net unrealized gains on investment securities	(9,917)
Basis reductions resulting from estimated return of capital	(2,740)

Total net deferred tax liability	$(12,642)

Upon filing its income tax returns for the year ended November 30, 2010, the Company had federal and state net operating loss carryforwards of $20,829 and $18,816, respectively, and capital loss carryforwards of $3,709 that were fully utilized during fiscal 2011 as a result of the Company’s sale of IRP.

As of November 30, 2011, the identified cost of investments for federal income tax purposes was $295,850. The cost basis of investments includes a $13,495 reduction in basis attributable to the Company’s portion of the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

allocated losses from its MLP investments at November 30, 2011. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of
November 30, 2011

Gross unrealized appreciation of investments	$61,435
Gross unrealized depreciation of investments	(37,443)

Net unrealized appreciation of investments	$23,992

For the fiscal year ended November 30, 2011, the Company’s effective tax rate was 36.9%. Components of the Company’s income tax benefit (expense) were as follows:

For the
Fiscal Year Ended
November 30, 2011

Current income tax expense — net investment income	$(1,044)
Deferred income tax expense — net investment income	(456)
Current income tax expense — realized gains	(20,120)
Deferred income tax expense — realized gains	(8,777)
Deferred income tax benefit — unrealized losses	7,187

Income tax expense	$(23,210)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2011, as follows:

For the
Fiscal Year Ended
November 30, 2011

Computed federal income tax at 35%	$(22,008)
State income tax, net of federal tax	(1,195)
Other, net	(7)

Total income tax benefit (expense)	$(23,210)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2008 to the present remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. In October 2011, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act.

Investment Management Fee.  The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the fiscal year ended November 30, 2011 were $5,427.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Affiliated Investments.

Direct Fuels Partners, L.P. — At November 30, 2011, the Company held a 39.9% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains GP and Plains All American, L.P. under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At November 30, 2011, the Company held 19.1% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At November 30, 2011, the Company held a 31.0% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As of November 30, 2011, the Company held no derivative instruments, and during the fiscal year ended November 30, 2011, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the fiscal year ended November 30, 2011, the Company purchased and sold securities in the amount of $205,837 and $212,864 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

At November 30, 2011, the Company held the following restricted investments:

				Number of
				Units or				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Per Unit	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	6/10/11	(2)	94	$5,002	$5,406	$57.34	2.3%	1.6%
Direct Fuels Partners, L.P.(3)	Class A Common Units	6/11/07	(4)	2,500	41,359	33,125	13.25	13.9	10.0
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(5)	5/14/09	(4)	96	1,952	1,939	20.10	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(5)	8/25/09	(4)	27	538	546	20.30	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(5)	11/20/09	(4)	20	408	424	20.90	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(6)	(4)	324	6	6,538	20.18	2.8	2.0
Plains All American GP LLC(7)	Common Units	(8)	(4)	3	4,810	5,908	1,696	2.5	1.8
ProPetro Services, Inc.	Common Shares	2/15/07	(4)	150,097	13	16,743	0.11	7.0	5.1
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(4)	$11,923	37,212	11,923	n/a	5.0	3.6
VantaCore Partners LP(9)	Class A Common Units	(8)	(4)	1,465	21,101	13,914	9.50	5.8	4.2
VantaCore Partners LP	Class A Preferred Units	(10)	(4)	140	—	2,164	15.50	0.9	0.7
VantaCore Partners LP(11)	Class B Preferred Units	8/3/11	(4)	133	1,833	2,335	17.50	1.0	0.7
Teekay Offshore Partners L.P.	Common Units	11/25/11	(2)	105	2,500	2,714	25.95	1.1	0.8

Total					$116,734	$103,679		43.5%	31.4%

Level 2 Investments(12)
Calumet Specialty Products Partners, L.P.	Senior Notes	4/15/11	(2)	$2,000	$2,000	$1,930	n/a	0.8%	0.6%
Crestwood Holdings Partners, LLC	Secured Term Loan	(8)	(4)	$6,672	6,584	6,772	n/a	2.9	2.1
Crestwood Midstream Partners LP	Senior Notes	(8)	(2)	$8,335	8,352	8,210	n/a	3.5	2.5
CrownRock LP	Senior Notes	8/12/11	(4)	$3,250	3,020	3,283	n/a	1.4	1.0
Eagle Rock Energy Partners, L.P.	Senior Notes	5/24/11	(2)	$1,000	993	995	n/a	0.4	0.3
Foresight Energy LLC	Senior Notes	8/6/10	(4)	$5,000	4,972	5,000	n/a	2.1	1.5
Laredo Petroleum, Inc.	Senior Notes	(8)	(4)	$6,500	6,722	6,768	n/a	2.8	2.0
Southern Pacific Resources Corp.	Secured Term Loan	5/5/11	(4)	$1,990	2,035	2,000	n/a	0.8	0.6

Total					$34,678	$34,958		14.7%	10.6%

Total of all restricted securities					$151,412	$138,637		58.2%	42.0%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered or restricted security of a public company.

(3)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(4)	Unregistered security of a private company.

(5)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(6)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. During the three months ended February 28, 2011, the Company received Class D Preferred Units in lieu of cash distributions.

(7)	In determining the fair value for Plains All American GP, LLC (“PAA GP”), the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors (see Note 6 — Agreements and Affiliations — for more detail). Certain private investment funds

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

managed by KACALP may value their investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(8)	These securities were acquired at various dates throughout the fiscal year ended November 30, 2011 and/or in prior years.

(9)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(10)	The VantaCore Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(11)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(12)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Senior Secured Revolving Credit Facility

On November 14, 2011, the Company amended its then existing amended and restated senior secured revolving credit facility (the “Credit Facility”) to increase the total commitment amount from $70,000 to $85,000 and extended the maturity date by one year to March 30, 2014. The syndicate of lenders remains the same, with each lender increasing its commitment proportionally. Additionally, all other terms of the Credit Facility remain substantially the same. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $85,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Credit Facility restricts the Company in the amount of distributions the Company may pay to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of November 30, 2011, the Company had $77,000 borrowed under its Credit Facility (at an interest rate of 2.26%), which represented 59.9% and 66.8% of its borrowing base and quoted borrowing base of $128,547 and $115,211, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $85,000 and its borrowing base.

As of November 30, 2011, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the fiscal year ended November 30, 2011 were as follows:

Shares outstanding at November 30, 2010	10,266,660
Shares issued through reinvestment of dividends and distributions	76,070

Shares outstanding at November 30, 2011	10,342,730

12.	Subsequent Event

On January 18, 2012, the Company declared its quarterly distribution of $0.39 per common share for the fiscal fourth quarter for a total of $4,034. The distribution is payable on February 3, 2012 to stockholders of record on January 30, 2012.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Development Company (the “Company”) at November 30, 2011, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 30, 2012

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KED share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KED

What we do

How does KED protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KED does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006
Amended: July 9, 2007
Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the significant resources dedicated to monitoring the Company’s private investments and the large team of investment, accounting, legal, trading and compliance professionals at the Adviser responsible for the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the identification and negotiation of investment opportunities for the Company, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies and business development companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

Company compares favorably to other similar closed-end funds, including the Company’s closest peer fund, as well as its composite benchmark since the start of fiscal year 2010. The comparative information also showed that the Company outperformed various business development companies following similar investment strategies as the Company during periods since the beginning of fiscal years 2007, 2010 and 2011. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors did not consider the performance of any separate account managed by the Adviser as there were no accounts similar enough to be relevant. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is a less significant source of revenue than the other investment companies managed by the Adviser. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Independent Directors noted that although the Company withdrew its election as a business development company, the Company’s focus on private investments makes the management of the Company much closer to that of a business development company. The Adviser’s successful handling of the past market downturn and related leverage challenges, its track record in managing tax issues in rising and declining markets and its robust valuation process for private investments were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company. The Independent Directors recognized that the Company’s size has remained relatively small and below the scale to result in any notable economies.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

	Position(s)		Other Directorships Held by
Name,	Held with Company,	Principal Occupations	Director/Officer During
(Year Born)	Term of Office/Time of Service	During Past Five Years	Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: • Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since 2006	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	Current:

•   KMF

•   Targa Resources Partners LP (midstream MLP)

•   Magellan Midstream Partners, L.P. (midstream MLP)

•   Peregrine Midstream Partners LLC (natural gas storage MLP)

Prior:

•   Seaspan Corporation (containership chartering)

•   TEPPCO Partners, L.P. (midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006	Vice President of Anadarko Petroleum Corporation since December 2008; Vice President of Corporate Development from December 2005 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	Current: • KMF • Boys & Girls Clubs of Houston • Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since 2006	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	Current: • KMF • Copano Energy, L.L.C. (midstream MLP) • GenOn Energy, Inc. (electricity generation and sales) Prior: • Pacific Energy Partners, L.P. (midstream MLP)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Directors

	Position(s)		Other Directorships Held by
Name,	Held with Company,	Principal Occupations	Director/Officer During
(Year Born)	Term of Office/Time of Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of the Company since inception. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Current:

•   KYN

•   KYE

•   KMF

•   Range Resources Corporation
(oil and natural gas company)

•   Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

•   ProPetro Services, Inc.
(oilfield services)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining MLP)

•   International Resource Partners LP (coal mining MLP)

•   K-Sea Transportation Partners LP (shipping MLP)

Robert V. Sinnott(3) (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	President, Chief Executive Officer and Senior Managing Director of Energy Investments of KACALP since 1992.	• Plains All American Pipeline, L.P. (midstream MLP)

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

(3)	Mr. Sinnott is an “interested person” of the Company because he is employed as the President of KACALP.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Non-Director Officers

Other Directorships Held by
Name,	Position(s)	Principal Occupations	Director/Officer During
(Year Born)	Held with Company, Term of Office/Time of Service	During Past Five Years	Past Five Years

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008. Executive Vice President of KYN and KYE since June 2008 and KMF since October 2008.	Current: • ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) Prior: • K-Sea Transportation Partners LP (shipping MLP)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since October 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since inception.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since October 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually. Served since September 2006.	Managing Director KACALP and KAFA since September 2006. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	• VantaCore Partners LP (aggregates MLP)

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004; KYE since 2005 and KMF since October 2010.	None

Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since 2011.	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA from 2005 to 2006. Vice President of KYN, KYE and KMF since 2011.	None

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (888) 533-1232;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 533-1232, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are William R. Cordes, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Richey, and Thacker are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2011, and (b) fiscal year ended November 30, 2010.

	2011	2010
Audit Fees	$243,400	$222,000
Audit-Related Fees	—	—
Tax Fees	159,000	159,000
All Other Fees	—	—

Total	$402,400	$381,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2011 was $159,000, and $159,000 for the fiscal year ended November 30, 2010. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended. William R, Cordes (Chair), Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2011, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $3 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
     The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$5,613	—	N/A	—	N/A
J.C. Frey	3	$5,613	—	N/A	6	$219
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	—	N/A	2	$498	—	N/A
J.C. Frey	—	N/A	14	$2,528	2	$51
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2011:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2011, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:
Kevin S. McCarthy: $500,001-$1,000,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 7, 2012	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.